Exhibit 10.1

SECOND AMENDMENT OF CREDIT AGREEMENT

THIS SECOND AMENDMENT OF CREDIT AGREEMENT ( this “Amendment”) is dated as of April 22, 2005 and entered into by and among TRAMMELL CROW COMPANY, a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders defined below (in such capacity, together with its successors and assigns, “Administrative Agent”) and as Issuing Bank (in such capacity, together with its successors and assigns, “Issuing Bank”), and each Lender that is a signatory to this Amendment.

R E C I T A L S

A.            Reference is hereby made to that certain Credit Agreement dated as of June 28, 2002, executed by Borrower, Administrative Agent, and the Lenders (herein so called) defined therein, and amended by that certain First Amendment of Credit Agreement dated September 1,2004 (the “Credit Agreement”) pursuant to which such Lenders extended to Borrower a $150,000,000 revolving credit facility.

B.            Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.            Borrower, Administrative Agent, Issuing Bank, and the Lenders that are signatory to this Amendment desire to modify certain provisions contained in the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment to the Credit Agreement.   Section 6.2(c) is hereby deleted in its entirety and replaced with the following:

(c)           the Companies may make Investments in (i) Savills existing on the Closing Date and additional Investments made after the Closing Date; provided, that such additional Investments in Savills made pursuant to this clause (c) shall not result in the aggregate common equity ownership in Savills held by the Companies exceeding 20% of the fully diluted common equity ownership of Savills (measured immediately after each such Investment (but not thereafter)), and (ii) Unconsolidated Entities (other than Savills) not constituting Real Estate Investments in an aggregate amount not exceeding $5,000,000 at any time outstanding;

2.             Amendment of Credit Agreement and Other Loan Documents.

(a)           All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(b)           Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3.             Ratifications.  Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and Liens.

4.             Representations.  Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of this Amendment other than filings with the Securities and Exchange Commission; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Companies that are parties to this Amendment and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

5.             Conditions.  This Amendment shall not be effective unless and until:

(a)           Administrative Agent shall have received this Amendment duly executed by Borrower, each of the Companies that is party hereto, and the Requisite Lenders;

(b)           the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c)           both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

6.             Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

7.             Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings

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and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8.             Parties.  This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

9.             ENTIRETIES.   THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

TRAMMELL CROW COMPANY, a Delaware corporation, as Borrower

By:	/s/ Derek R. McClain
	Name:	Derek R. McClain
	Title:	Executive Vice President

Signature Page to Trammell Crow Company Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank, and a Lender

By:	/s/ Ron Odlozil
Ron Odlozil
Senior Vice President

Signature Page to Trammell Crow Company Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

THE BANK OF NOVA SCOTIA, Acting Through its San Francisco Agency,
as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

Signature Page to Trammell Crow Company Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

FIRST TENNESSEE BANK, N.A.,
as a Lender

By:	/s/ Sam Jenkins
	Name:	Sam Jenkins
	Title:	Executive Vice President

Signature Page to Trammell Crow Company Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

LASALLE BANK,
as a Lender

By:	/s/ Josh Procter
	Name:	Josh Procter
	Title:	AVP

Signature Page to Trammell Crow Company Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

UNION BANK OF CALIFORNIA N.A.,
as a Lender

By:	/s/ Patrick Trowbridge
	Name:	Patrick Trowbridge
	Title:	Vice President

Signature Page to Trammell Crow Company Second Amendment

SIGNATURE PAGE TO SECOND AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

TRAMMELL CROW COMPANY, AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,

AND THE LENDERS DEFINED THEREIN

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stewart Wilson
	Name:	Stewart Wilson
	Title:	Senior Vice President

Signature Page to Trammell Crow Company Second Amendment

To induce the Credit Parties to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

EACH OF THE CORPORATE GUARANTORS/PLEDGORS LISTED ON SCHEDULE I ATTACHED HERETO

By:	/s/ Derek R. McClain
	Name:	Derek R. McClain
	Title:	Executive Vice President

Guarantor/Pledgor Signature Page to Second Amendment

SCHEDULE 1

1.             TC Houston, Inc.

2.             TCCT Real Estate, Inc.

3.             TCDFW, Inc.

4.             Trammell Crow Services, Inc.

5.             Trammell Crow NW, Inc.

6.             TCC Risk Services, Inc.

Schedule 1 to Trammell Crow Second Amendment Guarantor/Pledgor Signature Page